UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 20, 2012

Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 400

Portland, Oregon 97239-4254

(Address of principal executive offices, including zip code)

(503) 946-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 20, 2012, Precision Castparts Corp. issued a press release announcing that its wholly owned subsidiary, ELIT Acquisition Sub Corp., has commenced the previously-announced tender offer for all of the outstanding shares of common stock of Titanium Metals Corporation at a price of $16.50 per share, net to the seller in cash, without interest and less any required withholding of taxes. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Exhibits.

(d)	Exhibits

99.1	Press release issued by Precision Castparts Corp. dated November 20, 2012 (incorporated herein by reference to Exhibit (a)(5)(B) to Precision Castparts Corp’s Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission on November 20, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: November 20, 2012	By:	/s/ Shawn R. Hagel
	Name:	Shawn R. Hagel
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Precision Castparts Corp. dated November 20, 2012 (incorporated herein by reference to Exhibit (a)(5)(B) to Precision Castparts Corp’s Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission on November 20, 2012).